UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

Centillium Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30649	94-3263530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

47211 Lakeview Boulevard
Fremont, California    94538
(Address of principal executive offices including zip code)

(510) 771-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
Exhibit Number	Description
Exhibit 99.1	Press Release dated July 29, 2003.

Item 12. Results of Operations and Financial Condition.

On July 29, 2003, Centillium Communications, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Centillium Communications, Inc.

By:	/s/ Darrel Slack

Darrel Slack
Chief Financial Officer

Dated: July 29, 2003

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1	Press Release dated July 29, 2003.